                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported): March 21, 2003

                          LEXINGTON B&L FINANCIAL CORP.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Missouri                     0-28120                   43-1739555
      --------                     ------------              ----------
(State or other Jurisdiction of    (Commission               (IRS Employer
 Incorporation or Organization)    File Number)              Identification No.)

                   205 13th Street, Lexington, Missouri 64067
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (660) 259-2247
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.     OTHER EVENTS.
            ------------

      On March 21, 2003, Lexington B&L Financial Corp. (the "Company") filed a Form 15 to terminate registration of its common stock under the Securities and Exchange Act of 1934. The Company issued a press release announcing the filing of the Form 15, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

            (c) Exhibits

            EXHIBIT NO.       DESCRIPTION
            -----------       -----------

            99.1              Press release dated March 17, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LEXINGTON B&L FINANCIAL CORP.




Dated: March 21, 2003         By: /s/ E. Steva Vialle
                                  --------------------------------
                                  E. Steva Vialle
                                  Chief Executive Officer